Finance Expense	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Finance Expense
4.	FINANCE EXPENSE
	Interest expense - environmental rehabilitation	(11.7)	(11.7)	(12.1)
	Unwinding of discount rate on silicosis settlement costs	(1.3)	(2.0)	(0.9)
	Interest expense - lease liabilities (2018: finance lease liabilities)	(18.6)	(0.2)	—
	Interest expense - borrowings	(114.0)	(91.6)	(91.2)
	Borrowing costs capitalised 3	43.4	17.5	22.9
	Total finance expense	(102.2)	(88.0)	(81.3)

¹	All regions.
²	Only Peru region (Cerro Corona).
3
Borrowing costs capitalised of US$43.4 million comprise borrowing costs relating to general borrowings of US$31.0 million and specific borrowings of US$12.4 million. The specific borrowings of US$12.4 million relate to the Gruyere project and are included in additions to property, plant and equipment of US$612.5 million (refer note 13).